UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 21, 2005
Date of Report
(Date of earliest event reported)
HCC Insurance Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-20766	76-0336636
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)
13403 Northwest Freeway
Houston, Texas 77040-6094
(Address of principal executive offices, including zip code)
(713) 690-7300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Underwriting Agreement dated November 17, 2005
Opinion of Haynes and Boone, LLP

Item 8.01. Other Events.
     On January 22, 2002, the Securities and Exchange Commission (“SEC”) declared effective the Registration Statement previously filed by HCC Insurance Holdings, Inc. (the “Company”) on Form S-3, File No. 333-76122 (the prospectus of which, pursuant to Rule 429 of the Securities Act of 1933, as amended, also relates to $427,500,000 of unsold securities under the Company’s registration Statement on Form S-3, File No. 333-58350) (the “Registration Statement”). The Registration Statement offered, pursuant to Rule 415 under the Securities Act of 1933, as amended, up to an aggregate of $750,000,000 in securities of the Company. The Registration Statement and the definitive prospectus contained therein are collectively referred to herein as the “Prospectus.”
     On November 22, 2005, the Company filed with the SEC a supplement to the Prospectus. The prospectus supplement relates to the issuance and sale in an underwritten public offering of 4,687,500 shares of the Company’s common stock and up to an additional 703,125 shares if the underwriter exercises its over-allotment option in full. The offering was underwritten by Citigroup Global Markets, Inc.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

Exhibit
No.	Title of Document

1.1	Underwriting Agreement dated November 17, 2005 by and between HCC Insurance Holdings, Inc. and Citigroup Global Markets, Inc.

5.1	Opinion of Haynes and Boone, LLP

23.1	Consent of Haynes and Boone, LLP (included as Exhibit 5.1)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCC Insurance Holdings, Inc.

	By:	/s/ Christopher L. Martin

Dated: November 21, 2005		Christopher L. Martin
Executive Vice President and
General Counsel

EXHIBIT INDEX

Exhibit
No.	Title of Document

1.1	Underwriting Agreement dated November 17, 2005 by and between HCC Insurance Holdings, Inc. and Citigroup Global Markets, Inc.

5.1	Opinion of Haynes and Boone, LLP

23.1	Consent of Haynes and Boone, LLP (included as Exhibit 5.1)